UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2013

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd.
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 2, 2013, at the Fluor Corporation (“Fluor”) annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan (the “Restated Plan”), which amends Fluor’s 2008 Executive Performance Incentive Plan (the “Original Plan”).  The Restated Plan, among other things, adds 12,000,000 shares to the Original Plan, increasing the maximum aggregate number of shares of common stock in respect of which awards may be granted from 11,000,000 shares to 23,000,000 shares, plus the number of shares that are subject to outstanding awards under prior plans but which are not thereafter issued upon exercise or settlement of such awards.

In addition to the share pool increase, the Restated Plan also changes the share counting formula under the Original Plan such that stock awards, other than stock options and stock appreciation rights, that are granted after March 7, 2013 reduce the number of shares available for issuance under the Restated Plan by 2.25 times the number of shares subject to such award.  Stock options and stock appreciation rights will continue to be counted on a share-for-share basis.

The Restated Plan also increases, for awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the maximum amount payable pursuant to an incentive award under the plan to any participant for any one year to $10,000,000, the maximum number of shares that may be subject to stock options or stock appreciation rights granted to any one participant in any one year to 1,125,000 shares, and the maximum number of shares that may be subject to awards other than stock options and stock appreciation rights granted to any one participant in any one year to 375,000 shares (with each of these limits doubled with respect to awards to newly-hired employees in connection with the commencement of their employment).  The Restated Plan also contains certain other administrative changes.

The Restated Plan has a number of special terms and limitations, including without limitation:

•                  the exercise price for stock options and stock appreciation rights granted under the Restated Plan must equal or exceed the underlying stock’s fair market value, based on the closing price per share of Fluor’s common stock (or, at the administrative committee’s discretion, an average selling or closing price during a specified period that is within thirty days before the grant date through thirty days following the grant date), at the time the stock option or stock appreciation right is granted, subject to a limited exception for certain stock options assumed or substituted in corporate transactions;

•                  stock options and stock appreciation rights granted under the Restated Plan may not be “repriced” without stockholder approval;

•                  shares retained by or delivered to Fluor to pay the exercise price of an outstanding stock option, unissued shares resulting from the net settlement of a stock option or stock appreciation right, and shares purchased by Fluor in the open market using the proceeds of option exercises do not become available for issuance as future awards under the Restated Plan;

•                  shares retained by or delivered to Fluor to pay the withholding taxes related to (i) any stock option or stock appreciation right vesting on or after March 7, 2013 or (ii) any award vesting prior to March 7, 2013 do not become available for issuance as future awards under the Restated Plan;

•                  stock-based awards under the Restated Plan are subject to either three-year or one-year minimum vesting requirements, subject to exceptions for death, disability, termination of employment or upon a change of control;

•                  the Restated Plan prohibits the payment of current dividends on unearned performance awards or dividend equivalent rights on stock options or stock appreciation rights;

•                  non-employee directors may not participate under the Restated Plan; and

•                  stockholder approval is required for certain types of amendments to the Restated Plan.

The foregoing summary description of the Restated Plan is qualified in its entirety by reference to the actual terms of the Restated Plan, which is attached hereto as Exhibit 10.1.  For additional information regarding the Restated Plan, refer to Proposal 3 (Approval of the Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan) on pages 63-77 of our 2013 Proxy Statement, as filed with the Securities and Exchange Commission on March 13, 2013, which is incorporated herein by this reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

(a)   – (b)  At the Annual Meeting, Fluor’s stockholders (i) elected Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, James T. Hackett, Kent Kresa, Dean R. O’Hare, Armando J. Olivera, David T. Seaton and Nader H. Sultan to the Board of Directors to serve until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of Fluor’s named executives, as described in the 2013 Proxy Statement; (iii) approved the Restated Plan; and (iv) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ended December 31, 2013.

The final voting results for the nine director nominees described in the 2013 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes

Peter K. Barker	94,439,037	31,872,542	177,996	14,763,650
Alan M. Bennett	125,263,083	1,058,412	168,080	14,763,650
Rosemary T. Berkery	97,103,625	29,215,115	170,835	14,763,650
James T. Hackett	121,760,655	4,562,301	166,619	14,763,650
Kent Kresa	123,761,456	2,558,220	169,899	14,763,650
Dean R. O’Hare	116,074,050	10,253,150	162,375	14,763,650
Armando J. Olivera	121,427,774	4,489,389	572,412	14,763,650
David T. Seaton	121,847,865	4,207,786	433,924	14,763,650
Nader H. Sultan	125,609,863	713,817	165,895	14,763,650

The final voting results for proposals 2, 3 and 4 described in the 2013 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve Fluor’s named executive compensation	106,292,456	19,369,977	827,142	14,763,650

Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan	116,265,260	9,774,108	450,207	14,763,650

Ratification of appointment of Ernst & Young LLP	138,762,749	2,168,285	322,191

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 3, 2013	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Senior Vice President, Chief Legal Officer and Secretary

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
10.1	Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan.